Exhibit 10.2

SYNCARDIA SYSTEMS, INC.

LONG-TERM INCENTIVE PLAN

Section 1. Purpose

The purposes of this SynCardia Systems, Inc. Long-Term Incentive Plan (the “Plan”) are to encourage selected Employees, Consultants, Board Members and Advisory Board Members of SynCardia Systems, Inc. (together with any successor thereto, the “Company”) and its Affiliates to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its Affiliates to attract and retain qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

Section 2. Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” shall mean any entity that, directly or through one or more intermediaries, is controlled by, controls or is under common control with the Company.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Change in Control” means a change in control of the Company as a result of the occurrence of any of the following events:

(i) any Person other than an Exempt Person (an “Acquiring Person”) is or becomes the beneficial owner, directly or indirectly, of Shares of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding voting securities, other than either in connection with an issuance of Shares or series of related issuances of Shares approved by the Board (which Board must include at least a majority who were Continuing Directors and which transaction or series of related transactions must have been approved by a majority of the Continuing Directors) or as the result of the reduction in the number of issued and outstanding Shares pursuant to a transaction or series of related transactions approved by the Board;

(ii) there shall cease to be a majority of the Board comprised of Continuing Directors; or

(iii) (1) the Stockholders of the Company approve a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (2) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the

Company of all or substantially all the Company’s assets (other than to a more than fifty percent (50%) subsidiary or other controlled person of the Company).

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(e) “Continuing Director” shall mean a director of the Company who is not an Acquiring Person or an affiliate or associate thereof or any of their representatives and who was either a director of the Company before any Person became an Acquiring Person or whose nomination or election to the Board was recommended or approved by a majority of the then Continuing Directors or by an Exempt Person.

(f) “Committee” shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom qualifies both as a “disinterested person” within the meaning of Rule 16b-3 and an “outside director” as that term is defined for purposes of Section 162(m) of the Code.

(g) “Exempt Person” means the Company, any Subsidiary or Affiliate thereof, any employee benefit plan of the Company or any Subsidiary or Affiliate thereof, any entity holding Shares for or pursuant to the terms of any such plan, and any stockholder as of the close of business on the date the Plan is adopted by the Board or any affiliate of any such stockholder.

(h) “Fair Market Value” means, with respect to the Shares, the fair market value of the Shares as determined by the Committee in good faith.

(i) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that meets the requirements of Section 422 of the Code or any successor provision thereto.

(j) “Employee” shall mean any employee who is a regular employee of the Company or its present and future Affiliates.

(k) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

(l) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(m) “Option Agreement” shall mean a written agreement, contract, or other instrument or document evidencing an Option granted under the Plan.

(n) “Participant” shall mean an Employee, Consultant, Board Member or Advisory Board Member who has been granted an Option under the Plan.

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(o) “Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(p) “Shares” shall mean the common stock of the Company, par value $0.01 per share, and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 4(b) of the Plan.

Section 3. Administration

(a) Generally. The Plan shall be administered by the Committee. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Option, any stockholder of the Company (“Stockholder”) and any employee of the Company or of any Affiliate. Notwithstanding anything to the contrary contained herein, prior to the date the Board designates a Committee, the Plan may be administered by the Board of Directors, and the Board shall have all of the rights, privileges, and authority conferred upon the Committee pursuant to the Plan.

(b) Powers. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Options to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Options; (iv) determine the terms and conditions of any Option; (v) determine whether, to what extent, and under what circumstances Options may be settled or exercised in cash, Shares, other Options, or other property, or canceled, forfeited, or suspended, and the method or methods by which Options may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other Options, other property, and other amounts payable with respect to an Option under the Plan shall be deferred; (vii) accelerate the vesting of Options; (viii) amend Options (subject to Section 8); (ix) interpret and administer the Plan and any instruments or agreements relating to Options made under the Plan; (x) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) Reliance, Indemnification. The Committee may employ attorneys, consultants, accountants or other persons and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, or Options made thereunder, and all members of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

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Section 4. Shares Available for Options

(a) Shares Available. Subject to adjustment as provided in Section 4(b):

(i) Limitation on Number of Shares. Options issuable under the Plan are limited such that the maximum aggregate number of Shares which may be issued pursuant to, or by reason of, Options is 5,000,000. All or any number of such Shares may be the subject of Incentive Stock Options, in the sole discretion of the Committee. To the extent that an Option ceases to remain outstanding by reason of termination (as opposed to vesting or exercise) of rights granted thereunder, forfeiture or otherwise, the Shares subject to such Option shall again become available for Options under the Plan.

(ii) Sources of Shares Deliverable Under Options. Any Shares delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

(b) Adjustments. In the event that the Committee shall determine that any (i) subdivision or consolidation of Shares, (ii) dividend or other distribution (in the form of Shares or an extraordinary cash dividend), (iii) recapitalization or other capital adjustment of the Company or (iv) merger, consolidation or other reorganization of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event described in Treasury Regulation Section 1.162-27(e)(2)(iii)(C), affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (x) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Options, (y) the number and type of Shares (or other securities or property) subject to outstanding Options, and (z) the grant, purchase, or exercise price with respect to any Option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option; provided, however, in each case, no such adjustment shall be authorized to the extent that such adjustment would (i) cause the Plan to violate Section 422 of the Code, (ii) would constitute a material modification of the Plan, within the meaning of Treasury Regulation Section 1.162-27(f)(2)(ii) and (h)(l)(iii), prior to the expiration of the “reliance period” set forth in Treasury Regulation Section 1.162-27(f)(2) or (iii) after the expiration of said reliance period, would constitute a termination and reissuance as described in Treasury Regulation Section 1.162-27(e)(2)(vi)(C); and provided further, however, that the number of Shares subject to any Option denominated in Shares shall always be a whole number.

Section 5. Eligibility for Options

Options may be granted to Employees, Consultants, Board Members and Advisory Board Members. In determining the individuals to whom Options shall be granted and the number of shares or units to be covered by each Option, the Committee shall take into account the nature of individuals’ duties, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. An Employee, Consultant, Board Member and Advisory Board Member who has been granted an Option or Options under the Plan may be

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granted an additional Option or Options, subject to such limitations as may be imposed by the Code on the grant of Incentive Stock Options. Notwithstanding anything to the contrary herein, Incentive Stock Options may be granted only to Employees, consultants, Board Members or Advisory Board Members of this Company, or its present of future parent or subsidiary corporations (as defined in Section 424 of the Code).

Section 6. Options

(a) Grants. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(i) Exercise Price. The purchase price per Share purchasable under an Option shall be the Fair Market Value of a Share on the date of grant unless otherwise determined by the Committee; provided however, that the purchase price per Share purchasable under an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of an Incentive Stock Option (110% in the case of an Incentive Stock Option granted to a 10-percent shareholder within the meaning of Code Section 422(c)(5)).

(ii) Option Term. The term of each Non-Qualified Stock Option shall be fixed by the Committee but generally shall not exceed 10 years from the date of grant. The term of each Incentive Stock Option shall in no event be more than 10 years from the date of grant (5 years in the case of a 10-percent shareholder within the meaning of Code Section 422(c)(5)).

(iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, outstanding Options or other consideration, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant option price) in which, payment of the option price with respect thereto may be made or deemed to have been made.

(iv) Early Termination. The Committee shall determine the events upon which the unexercised portion of any Option granted under the Plan will be terminated.

(v) Change of Control. Notwithstanding anything to the contrary, upon the occurrence of a Change of Control, the Board may, in its discretion, determine on a case by case basis, that each Option granted under the Plan shall terminate 30 days after the occurrence of such Change in Control, but, in the event of any such termination, the Participant shall have the right, exercisable during the 30 day period preceding the occurrence of such Change of Control, and, in addition, with respect to a Change of Control described in clauses (i) and (ii) of the definition thereof, within 30 days after the occurrence of such Change of Control, to exercise in whole or in part his Options without regard to the vesting provisions thereof. The Company will mail or cause to be mailed to each Participant a notice specifying the date that is to be fixed as of which all holders of

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record shall be entitled to exchange their Shares for securities, cash or other property issuable or deliverable pursuant to a Change of Control described in clauses (iii) or (iv) of the definition thereof. In the event any Option is not exercised in its entirety on or prior to the date specified therein, any and all remaining rights under such Options shall terminate as of said date.

(vi) Incentive Stock Options. All terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. The Fair Market Value of Shares subject to Incentive Stock Options (determined as of the date such Incentive Stock Options are granted) exercisable for the first time by any individual during any calendar year shall in no event exceed $100,000.

(b) General.

(i) No Cash Consideration for Options. Options shall be granted for no cash consideration or such minimal cash consideration as may be required by applicable law.

(ii) Options May Be Granted Separately or Together. Options may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Option or any award granted under any other plan of the Company or any Affiliate. Options granted in addition to or in tandem with other Options, or in addition to or in tandem with awards or options granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Options or awards or options.

(iii) Forms of Payment Under Options. Subject to the terms of the Plan and of any applicable Option Agreement, payment or transfers to be made by the Company or an Affiliate upon the grant or exercise of an Option may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Options, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

(iv) Limits on Transfer of Options. No Option and no right under any such Option, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Option upon the death of the Participant. Notwithstanding the preceding sentence, an Option may be transferable pursuant to a qualified domestic relations order (as defined in the Code or the Employee Retirement Income Security Act), subject to potential loss of an Option’s status as an Incentive Stock Option under Code Section 422. Each Option, and each right under any Option, shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under the Code and applicable law with respect to any Option, by the Participant’s guardian or legal representative. No Option and no right

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under any such Option, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v) Term of Options. Except as set forth in Section 6(a)(ii), the term of each Option shall be for such period as may be determined by the Committee.

(vi) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other restrictions of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

Section 7. Company Deduction for Option

The Committee shall, if it determines to qualify compensation payable under the Plan as performance based compensation within the meaning of Code Section 162(m), take such actions as it deems necessary to qualify compensation payable under the Plan as performance based compensation.

Section 8. Amendment and Termination

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Option Agreement or in the Plan:

(a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any Stockholder, Participant, other holder or beneficiary of an Option, or other Person; provided, however, that notwithstanding any other provision of the Plan or any Option Agreement, without the approval of the Stockholders no amendment, alteration, suspension, discontinuation, or termination shall be made that would: (i) increase the total number of Shares available for Options under the Plan, except as provided in Section 4 of the Plan; (ii) materially increase the benefits accruing to Participants under the Plan; or (iii) materially modify the requirements as to eligibility for participation in the Plan, or where shareholder approval would be required under Section 422 of the Code in order for Incentive Stock Options to qualify thereunder or under Section 162(m) of the Code. Notwithstanding the discretionary authority granted to the Board, no amendment of the Plan or any Option granted under the Plan shall impair any of the rights of any holder, without such holder’s consent, under any Option theretofore granted under the Plan.

(b) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it shall deem desirable to carry the Plan into effect.

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Section 9. General Provisions

(a) No Rights to Options. No Participant shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Options under the Plan. The terms and conditions of Options need not be the same with respect to each Participant.

(b) Withholding. The Company or any Affiliate shall be authorized to withhold from any Option granted or any payment due or transfer made under any Option or under the Plan the amount (in cash, Shares, other securities, or other property) of withholding taxes due in respect of an Option, its exercise, or any payment or transfer under such Options or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. In case of Options paid in Shares, the Participant or other person receiving such Shares may be required to pay the Company or Affiliate, as appropriate, the amount of any such withholding taxes which is required to be withheld with respect to such Shares before the certificate for such Shares is delivered pursuant to the Option. Furthermore, the Company may elect to deduct such withholding taxes from any other amounts payable in cash or in shares or from any other amounts payable at any time thereafter to the Participant. If a Participant disposes Shares acquired upon exercise of an Incentive Stock Option in any transaction considered to be a disqualifying disposition under Section 421 or 422 of the Code, the Participant shall promptly notify the Company of such transfer.

(c) No Limit on Other Plans. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

(d) No Right to Employment. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Option Agreement.

(e) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

(f) Severability. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, such provision shall be deemed void, stricken and the remainder of the Plan and any such Option shall remain in full force and effect.

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(g) No Trust or Fund Created. Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision hereof.

Section 10. Term of the Plan

The Plan shall continue until the earliest of (i) the date on which all Options issuable hereunder have been issued, (ii) the termination of the Plan by the Board or (iii) 10 years from the date of adoption of the Plan by the Board. However, unless otherwise expressly provided in the Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Option or to waive any conditions or rights under any such Option, and the authority of the Board to amend the Plan, shall extend beyond such date.

Section 11. Effectiveness Of The Plan

The Plan shall become effective on the date specified by the Board. [Following approval by the Board, the plan shall be submitted to the Company’s stockholders for approval and unless the Plan is approved by the affirmative votes of the holders of shares having a majority of the voting power of the shares represented at a meeting duly held in accordance with [             ] Law within twelve (12) months after being approved by the Board, the Plan and all Options granted under it shall be void and of no force and effect.]

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OPTION AGREEMENT

This Option Agreement (the “Agreement”) is made as of the              day of                     , 2013 for an effective date of                     , between SynCardia Systems, Inc. (the “Company”) and                     (the “Optionee”).

WHEREAS, the Company has heretofore adopted the SynCardia Systems, Inc. Long-Term Incentive Plan (the “Plan”);

WHEREAS, the Company intends that the Plan qualify as an Incentive Stock Option Plan as defined by Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, it is a requirement of the Plan that an Option Agreement be executed to evidence the Incentive Stock Option granted to the Optionee under the Plan as of the date set forth above.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

1. Grant of Option. The Company hereby grants to the Optionee the right and option (the “Option”) to purchase all or any part of an aggregate of                      shares (the “Shares”) of common stock, par value $.01 per share, of the Company (the “Common Stock”) (such number being subject to adjustment as set forth herein) on the terms and conditions set forth herein.

2. Type of Option. The Option granted under this Agreement is an Incentive Stock Option and shall be treated by the Company and the Optionee as an Incentive Stock Option for federal income tax purposes. Notwithstanding the foregoing, to the extent that this Option exceeds the limitations set forth in Section 6 of the Plan, it shall be a Non-Qualified Stock Option and shall not be treated by the Company or the Optionee as an Incentive Stock Option for federal income tax purposes.

3. Option Price. The option price per share of the Shares covered by the Option shall be $            .

4. Term of Option. The term of the Option shall be for a period of five (5) years from the date of this Agreement subject to earlier termination as hereinafter provided. Notwithstanding the foregoing, upon the occurrence of a Change in Control, the Board may, in its discretion, terminate this Option 30 days after the occurrence of such Change in Control, and the Option shall be exercisable as described in Section 5(a)(v). The following terms shall be defined as follows for purposes of this Agreement:

(a) “Change in Control” means a change in control of the Company as a result of the occurrence of any of the following events:

(i) any Person other than an Exempt Person (an “Acquiring Person”) is or becomes the beneficial owner, directly or indirectly, of Shares of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding voting securities, other than either in connection with an issuance of Shares or series of related issuances of Shares approved by the Board (which Board must include at least a majority who were Continuing Directors and which transaction or series of related transactions must have been approved by a majority of the Continuing Directors) or as the result of the reduction in the number of issued and outstanding Shares pursuant to a transaction or series of related transactions approved by the Board;

(ii) there shall cease to be a majority of the Board comprised of Continuing Directors; or

(iii) (1) the stockholders of the Company approve a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (2) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets (other than to a more than fifty percent (50%) subsidiary or other controlled person of the Company).

(b) “Continuing Director” shall mean a director of the Company who is not an Acquiring Person or an affiliate or associate thereof or any of their representatives and who was either a director of the Company before any Person became an Acquiring Person or whose nomination or election to the Board was recommended or approved by a majority of the then Continuing Directors or by an Exempt Person.

(c) “Committee” shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom qualifies both as a “disinterested person” within the meaning of Rule 16b-3 and an “outside director” as that term is defined for purposes of Section 162(m) of the Code.

(d) “Exempt Person” means the Company, any subsidiary or affiliate thereof, any employee benefit plan of the Company or any subsidiary or affiliate thereof, any entity holding Shares for or pursuant to the terms of any such plan, and any stockholder as of the close of business on the date the Plan is adopted by the Board or any affiliate of any such stockholder.

(e) “Person” means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

5. Exercise of Option.

(a) Prior to its expiration or termination, and except as hereinafter provided, the Option may be exercised in accordance with the following vesting schedule:

(i) After one (1) year from the date of grant, the Option may be exercised as to not more than one-fifth (1/5) of the Shares originally subject to the Option;

(ii) After two (2) years from the date of grant, the Option may be exercised as to not more than a cumulative total of two-fifths (2/5) of the Shares originally subject to the Option;

(iii) After three (3) years from the date of grant, the Option may be exercised as to not more than a cumulative total of three-fifths (3/5) of the Shares originally subject to the Option;

(iv) After four (4) years from the date of grant, the Option may be exercised as to not more than a cumulative total of four-fifths (4/5) of the Shares originally subject to the Option;

(v) After five (5) years from the date of grant, the Option may be exercised as to any part or all of the Shares originally subject to the Option.

(b) Notwithstanding the foregoing, upon the occurrence of a Change in Control, the Board may, in its discretion, terminate this Option, but, in the event of any such termination, the Optionee shall have the right, exercisable during the 30 day period preceding the occurrence of such Change in Control, and, in addition, with respect to a Change in Control described in clauses (i) and (ii) of Section 4, within 30 days after the occurrence of such Change in Control, to exercise in whole or in part the Option without regard to the vesting provisions thereof. The Company will mail or cause to be mailed to the Optionee a notice specifying the date that is to be fixed as of which all holders of record shall be entitled to exchange their Shares for securities, cash or other property issuable or deliverable pursuant to a Change in Control described in clauses (iii) or (iv) of the definition thereof. In the event the Option is not exercised in its entirety on or prior to the date specified therein, any and all remaining rights under the Option shall terminate as of said date.

(c) In order to exercise the Option, the person or persons entitled to exercise it shall deliver to the Company written notice of the number of full Shares with respect to which the Option is to be exercised. Such notice shall be delivered to the attention of the Chief Financial Officer of the Company or, in the absence of the Chief Financial Officer, any other executive officer of the Company, and shall be accompanied by payment in full for any shares of Common Stock being purchased, which payment shall be in cash. No fractional shares of Common Stock shall be issued.

(d) No shares shall be issued until full payment has been made for the shares and the Optionee shall have none of the rights of a stockholder in respect to such shares until full payment therefor has been made.

6. Nontransferability. This Option shall not be transferable other than (a), if applicable, by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, if an individual, only by the Optionee, or in the event of the death or disability of the Optionee, the Optionee’s personal representative, distributees or legatees, as the case may be, or (b) if permitted pursuant to the Code and the regulations thereunder without affecting the Option’s qualification under Code Section 422 as an Incentive Stock Option, pursuant to a qualified domestic relations order as defined in the Code, ERISA or the rules thereunder.

7. Termination of Employment. Anything herein contained to the contrary notwithstanding, in the event of any termination of Optionee’s employment for any reason other than death, disability or retirement, the Option may be exercised by the Optionee (to the extent that he or she shall have been entitled to do so at the termination of his or her employment) at any time within three (3) months after the date of such termination, but not beyond the original term thereof. So long as the Optionee shall continue to be an employee of the Company or one or more of its Subsidiaries, the Option shall not be affected by any change of duties or position. Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or any such subsidiary to terminate his or her employment at any time. Anything contained herein to the contrary notwithstanding, in the event of the termination of the Optionee’s employment for cause, the Option, to the extent not theretofore exercised, shall forthwith terminate.

8. Death of Optionee. If the Optionee shall die while he or she shall be employed by the Company or one or more of its subsidiaries, or within three (3) months after the termination of his or her employment with the Company other than for cause, the Option may be exercised by the Optionee’s beneficiary (to the extent that the Employee shall have been entitled to do so at the time of his or her death) at any time within nine (9) months after the Optionee’s death, but not beyond the original term of the Option.

9. Disability of Optionee. If the employment of the Optionee shall terminate on account of his or her having become “disabled”, as defined in Section 22(e)(3) of the Code, the Option may be exercised by the Optionee or the Optionee’s personal representative (to the extent that the Optionee shall have been entitled to do so at the termination of his or her employment on account of his or her becoming disabled) at any time within one (1) year after the date on which his or her employment terminated, but not beyond the original term of the Option.

10. Retirement of Optionee. If the employment of the Optionee shall terminate by reason of retirement entitling the Optionee to early, normal or late retirement benefits under the provisions of any retirement plan of the Company or a subsidiary in which the Optionee participates (or if no such plan then exists, at or after age sixty-five (65)), the Option may be exercised by the Optionee (to the extent that he or she shall have been entitled to do so at the termination of his or her employment on account of any such retirement event) at any time within three (3) months after the date on which his or her employment terminated, but not beyond the original term of the Option.

11. Adjustments Upon Changes in Capitalization. In the event that the Committee, as such term is defined in the Plan, shall determine that any (i) subdivision or consolidation of shares of Common Stock, (ii) dividend or other distribution (in the form of shares of Common Stock or an extraordinary cash dividend), (iii) recapitalization or other capital adjustment of the Company or (iv) merger, consolidation or other reorganization of the Company or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event described in Treasury Regulation Section 1.162-27(e)(2)(iii)(C), affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (x) the number and type of Shares subject to the Option hereby granted, and (y) the purchase or exercise price with respect to the Shares subject to the Option or, if deemed appropriate, make provision for a cash payment to the Optionee; provided, however, in each case, no such adjustment shall be authorized to the extent that such adjustment would (i) cause the Plan to violate Section 422 of the Code, (ii) would constitute a material modification of the Plan, within the meaning of Treasury Regulation Section 1.162-27(f)(2)(ii) and (h)(1)(iii), prior to the expiration of the “reliance period” set forth in Treasury Regulation Section 1.162-27(f)(2) or (iii) after the expiration of said reliance period, would constitute a termination and reissuance as described in Treasury Regulation Section 1.162-27(e)(2)(vi)(C); and provided further, however, that the number of Shares subject to the Option shall always be a whole number.

12. Taxes. The Company shall be authorized to withhold from any payment due or transfer made with respect to the Option, the Shares subject to the Option, or under the Plan the amount (in cash, Shares, other securities, or other property) of withholding taxes due in respect of the Option, its exercise, or any payment or transfer under the Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Optionee or other person receiving Shares acquired under the Option may be required to pay the Company the amount of any such withholding taxes which is required to be withheld with respect to such Shares before the certificate for such Shares is delivered pursuant to the Option. Furthermore, the Company may elect to deduct such withholding taxes from any other amounts payable in cash or in shares of Common Stock or from any other amounts payable at any time thereafter to the Optionee. If the Optionee disposes of Shares acquired pursuant to the Option in any transaction considered to be a disqualifying transaction under Sections 421 and 422 of the Code, the Optionee must give the Company written notice of such transfer and the Company shall have the right to deduct any taxes as required by law to be withheld from any amounts otherwise payable to the Optionee.

13. Delivery of Shares. All certificates for Shares or other securities of the Company delivered pursuant to the exercise of all or any part of the Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other restrictions of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

14. Governing Law. This Agreement shall be deemed to be made under, and in all respects shall be interpreted, construed and governed by and in accordance with, the laws of the State of Delaware and applicable Federal law.

15. Incorporation of Provisions of Plan. All of the provisions of the Plan, pursuant to which this Option is granted, are hereby incorporated by reference and made a part hereof as if specifically set forth herein, and to the extent of any conflict between this Option Agreement and the terms contained in the Plan, the Plan shall control. To the extent any capitalized terms are not otherwise defined herein, they shall have the meanings set forth in the Plan.

16. Invalidity of Provisions. The invalidity or unenforceability of any provision of this Option Agreement as a result of a violation of any state or federal law, or of the rules or regulations of any governmental regulatory body, or any securities exchange shall not affect the validity of enforceability of the remainder of this Option Agreement.

17. Interpretation. All decisions or interpretations made by the Board, or the Committee if one has been appointed, with regard to any question arising under the Plan or this Option Agreement shall be binding and conclusive on the Company and the Optionee.

18. Amendments. This Agreement may be amended only by a written instrument provided, however, that notwithstanding the discretionary authority granted to the Board (as such term is defined in the Plan) under the Plan, no amendment shall impair any of the rights of any holder of the Option without such holder’s consent.

19. Multiple Counterparts. This Agreement may be signed in multiple counterparts, all of which when taken together shall constitute an original agreement. The execution by any one party of any counterpart shall be sufficient execution by the party, whether or not the same counterpart has been executed by any other party.

20. Fees and Costs. The Company shall pay all original issue taxes on the exercise of this Option and all other fees and expenses necessarily incurred by the Company in connection therewith.

21. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereby, and supersedes all prior agreements, written or oral, with respect thereto.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Optionee has hereunto set his or her hand, all as of the day and year first above written.

SYNCARDIA SYSTEMS, INC.

By:
Name:
Title:

OPTIONEE

Optionee

Date:

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